Exhibit 99.1

Script of Video

THIS PRESENTATION IS NEITHER AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO PURCHASE THE SECURITIES OF THE COMPANY.

Neither the Company nor any of their respective affiliates, advisors, attorneys or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this Presentation or its content or otherwise arising in connection with this Presentation. Information in this Presentation (and any accompanying oral presentation) may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as well as statements regarding plans and objectives, future events, projections or performance that are based on Company management’s current view and assumptions. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Forward looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often characterized by the use of qualifying words such as “expects”, “anticipates”, “believes”, “estimates”, “plans”, “projects”, or other statements concerning opinions or judgments of the Company and its management about future events. Accordingly, actual results could materially differ from a forward-looking statement for a variety of reasons, including but not limited to local, regional, national and international economic conditions and events and the impact they may have on the Company and its customers and the market in which they operate. Without limiting the scope of the preceding sentence, the recipient acknowledges that such forward looking statements and the assumptions underlying them are by nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. The recipient acknowledges that following the date of this Presentation, the Company does not intend to update or revise, and assumes no responsibility for updating or revising any forward-looking statements, whether as a result of new information, future events or otherwise.

Lisa Nichols:

Hi, this is Lisa. I’m so excited to bring this new investor report to you. Our last investor report was provided to you and emailed to you on December 1st, 2021. I hope that you looked at it. It had a lot of great content to keep you up to date on the company. I just want to give you just a barometer of where we are inside of this very unique and dynamic time of change.

Lisa Nichols:

First, we are 27 plus months into the pandemic and all the things that have brought, and it really impacted the personal development industry. We immediately began to pivot and do things that can serve our clients. We didn’t necessarily focus on we have to keep our programs high. We really focused more on how do we give people hope in these uncertain time? How do we allow them to stay grounded inside of their inspiration, inside of their perseverance, inside of their resiliency? We applied a lot of marketing strategies to grab people who were looking for a place to call home and our database and our new opt-ins grew 90,000 people, 90,000 new opt-ins since our last investor report on December 1st, 2021. And of the 90,000, actually 90,213 new opt-ins, 2,443 of those new opt-ins actually brought a program.

Lisa Nichols:

That’s 3% conversion rate. That’s a huge conversion rate inside of just new opt-ins and not necessarily people attending something initially. These are opt-ins. So over 200,443 people actually purchased a program from our 90,000 new opt-ins and 46% of our new opt-ins came from Facebook and Google. We’re doing a lot of Facebook ads, a lot of Google ads, and we’re also doing things like Instagram and TikTok and all kind of things that I’m learning and I’m open to. And so, Facebook and Google have proven to be very effective for us.

Lisa Nichols:

Now, when we look at Q1, the first three months of 2022, it was a unique quarter because it was the quarter that I actually got married in. So a lot of my energy went toward planning my wedding and then being present for my wedding, then being present for my honeymoon as it should I believe. And I think you’ll agree. However, we were able to do that because we actually put some key programs in place that can operate without me.

Lisa Nichols:

Accelerated and Inspire Summit was our first summit of the year. We did that in February of 2022. Motivating the Teen Spirit Safe Space Workshops are now done every three weeks online. We have so many participants from all over the world. It really is inspiring how teens are learning to have emotional healthiness and they can do it from the comfort of their home. Now, we have new programs and new partnerships. We created a new program called When My Soul Speaks and it’s the first program that’s a fusion between speaker development and transformational development. So it is designed for those individuals who want to be speakers, but they really need to go on a transformational journey to learn how to be a transformational speaker themselves.

Lisa Nichols:

It’s from the concept only transform people can form others. We also have pulled in a number of high end clientele. So now we have individuals through our executive programs, our platinum programs, as well as really pulling people in for When My Soul Speaks. We’re partnering with other gladiators all around the world. So I really began look at other partners who are playing big, their clients play big, and I’m beginning to serve them and serve their clients by hosting or facilitating a When My Soul Speaks for their clients. So we’re not exhausting our client base. We’re allowing our partners who’ve been wanting to play with me for a while to actually provide service to their client base through the programs that we offer. Now, our live events. Our last live event in person was actually in September 2021. That was Dynamic Women’s Retreat, which is one of our breakthrough retreats.

Lisa Nichols:

Our next live in person event is going to be When My Soul Speaks May 2022. We also have this year Breakthrough Retreat July of this year. And we have another Dynamic Women’s Retreat in August of this year. And we have Speakers Mastermind in September of this year. Yes, we are back up to live events and our live events are at least 80% to capacity and some are actually 100% to capacity. So we’re super excited.

Lisa Nichols:

Our next flagship event, meaning that thing that we want to be known for is called the extraordinary you. You may have attended it. If you haven’t, I really hope that you consider attending. That’s going to be from April 29th to May 1st of this year. That’s a virtual event. So anyone can attend from all around the world. And we really have a great turnout from over 50 different countries when we do our events like this. We also are doing powerhouse speakers in October, super excited about this as it was a massive success last year. Now, as you may already know, as an investor, you receive a complimentary premier plus ticket. That’s our VIP ticket to both of those events. I really, really hope that you plan to join us. So please check your email and claim your ticket.

Lisa Nichols:

This is a short investor video where I just wanted to let you know the climate of the company. The morale of the employees is really high. Now, I will say everyone has been navigating through the challenges that have come with these current times. However, as a company, we’ve really done a lot to keep each other inside of our wellness. For every birthday, we send flowers and we make sure everyone’s acknowledged. This coming summer, we’re having a company get together. Just the things, the human touch that you can’t replace on virtual. So we’re going to get together this summer. Not everyone is always able to come, but we do invite them.

Lisa Nichols:

We also will get together again at the end of the year. So the climate of the company, the morale, that’s really high as well. We’ve had some employees, some team members that have had COVID, that have navigated through illnesses, and we’ve done our best to wrap our arms around them, whether it be with flowers, with calls, with inspirational messages. And so, I feel really good about the team and where we are as a whole. Well, I just want to stop by and give you a little update on the business and how the programmatic version of the business is going. I will be back with you real soon to give you updates on other parts of the business. So look again in your email for updates. Thank you so much. You have any questions, please do not hesitate to reach out to Scott at Motivating the Masses. We’ll be more than happy to support you. Take care.